UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2014

CANNAVEST CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-173215 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Avenue, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided below in “Item 3.02 – Unregistered Sales of Equity Securities” is incorporated by reference into this Item 2.03

Item 3.02 Unregistered Sales of Equity Securities

As previously disclosed in that certain Current Report on Form 8-K filed by CannaVEST Corp. (the “Registrant”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 8, 2013, on March 1, 2013, the Registrant issued a Promissory Note (the “Note”) to Roen Ventures, LLC, a Nevada limited liability company (“Roen Ventures”), in exchange for loans provided and to be provided in the future in an amount of up to $2,000,000.

As previously disclosed in that certain Current Report on Form 8-K filed by the Registrant with the SEC on July 31, 2013, on July 25, 2013, the disinterested members of the Board of Directors of the Registrant (the “Board”) approved an amendment to the Note, to provide for an increase in the amount of loans to be provided in the future in an amount of up to $6,000,000 and the ability of Roen Ventures to convert, in its sole discretion, the outstanding balance under the Note into shares of the common stock of the Registrant at a conversion price to be determined following the conclusion of an independent valuation of the common stock of the Registrant.

As previously disclosed in that certain Current Report on Form 8-K filed by the Registrant with the SEC on November 13, 2013, the Board thereafter engaged an independent valuation firm to prepare an Internal Revenue Code Section 409A and Financial Accounting Standards Board Accounting Standards Codification 718 valuation of the Registrant’s common stock (the “Valuation”). The Valuation determined that the fair market value of the Registrant’s restricted, non-marketable common stock is $0.68 per share, and the fair market value of the Registrant’s unrestricted, marketable common stock is $1.13 per share. On November 7, 2013, the disinterested members of the Board approved a second amendment to the Note to provide for a conversion price of $0.60 per share, which represents an approximate 12% discount to the fair market value of the Registrant’s restricted, non-marketable common stock pursuant to the Valuation.

On January 22, 2013, Roen Ventures delivered a Notice of Election to Convert to Common Shares (the “Conversion Notice”) pursuant to which Roen Ventures exercised its right under the Note to convert all amounts owing under the Note into shares of common stock of the Registrant at the set conversion price of $0.60 per share. As of the date of the Conversion Notice, the balance of the loans evidenced by the Note was $6,000,000, including all principal and interest owing thereunder. Therefore, pursuant to the Conversion Notice, on January 22, 2013, the Registrant issued Roen Ventures 10,000,000 shares of its common stock. As of the date of this Current Report on Form 8-K, Bart Mackay, a member of the Board, through his two wholly-owned limited liability companies, Mercia Holdings, LLC and Mai Dun Limited, LLC, owns 100% of the interests in Roen Ventures.

The shares of common stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the SEC under the Securities Act, based upon the following: (a) the person to whom the shares of common stock were issued (the “Investor”) confirmed to the Registrant that it is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) the Investor was provided with certain disclosure materials and all other information requested with respect to the Registrant, (d) the Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2014
CANNAVEST CORP.

By: /s/ Michael Mona, Jr.
Michael Mona, Jr.
President and Chief Executive Officer